Exhibit 7.6

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock of Magnolia Oil & Gas Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth below.

Dated: August 10, 2018

EnerVest Management GP, L.C.

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest, Ltd.
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-A, L.P.
By: EVFA GP XIV, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-2A, L.P.
By: EVFA XIV-2A, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-3A, L.P.
By: EVFA XIV-3A, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-WIC, L.P.
By: EnerVest Holding XIV, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-C, L.P.
By: EVFC GP XIV, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Energy Institutional Fund XIV-C-AIV, L.P.
By: EVFC GP XIV, LLC, its Managing General Partner
By: EnerVest, Ltd., its sole member
By: EnerVest Management GP, L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Chief Executive Officer

EnerVest Investment Services, L.L.C.
By: EnerVest Holding, L.P., its Sole Member
By: EnerVest Operating, L.L.C., its General Partner

By:	/s/ John B. Walker
Name:	John B. Walker
Title:	Executive Chairman

/s/ John B. Walker
John B. Walker